EXHIBIT 10(qq)

EXECUTION COPY

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of November 26, 2003 to the Credit Agreement referred to below, between: THE FIRST AMERICAN CORPORATION, a California corporation (the “Borrower”); each of the lenders that is a signatory hereto (individually, a “Lender” and, collectively, the “Lenders”); and JPMORGAN CHASE BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of October 12, 2001 (as amended, the “Credit Agreement”), pursuant to which a revolving credit facility is made available to the Borrower. The Borrower, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 3 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (l) thereof, (ii) changing clause “(m)” thereof to clause “(n)” and (iii) inserting a new clause (m), immediately following such clause (l), to read as follows:

“(m) Indebtedness of First Advantage Corp. (“FAC”) and its Subsidiaries in an aggregate principal amount not to exceed $125,000,000 at any one time outstanding (and any Guarantee of such Indebtedness by the Borrower), provided that (i) after giving effect to the incurrence of such Indebtedness, all Funded Debt of FAC and its Subsidiaries (“FAC Total Debt”) at such time will not exceed 45% of the sum of (i) FAC Total Debt and (ii) the aggregate stockholders’ equity (including minority interests in subsidiaries) for FAC and its Subsidiaries at such time and (ii) not more than $55,000,000 in aggregate principal amount of such Indebtedness (and interest corresponding to such guaranteed amount) may be guaranteed by the Borrower; and”.

2.03. Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (k) thereof, (ii) changing clause “(l)” thereof to clause “(m)” and (iii) inserting a new clause (l), immediately following such clause (k), to read as follows:

“(m) Liens upon any property or assets of First Advantage Corp. and its Subsidiaries securing Indebtedness permitted under Section 6.01(m); and”.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in Section 3 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 3 to “this Agreement” included reference to this Amendment No. 3 and (b) immediately before and after giving effect to the amendment under Section 2 hereof, no Default has occurred and is continuing.

Section 4. Conditions Precedent to Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 3 executed by the Borrower and the Required Lenders.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

THE FIRST AMERICAN CORPORATION

By	/s/ THOMAS A. KLEMENS

	Name:	Thomas A. Klemens
	Title:	Senior Executive Vice President Chief Financial Officer

JPMORGAN CHASE BANK individually and as Administrative Agent

By	/s/ Lawrence Palumbo, Jr.

Name: Lawrence Palumbo, Jr.
Title: Vice President

COMERICA BANK

By	/s/ Fernando Loza

Name: Fernando Loza
Title: Assistant Vice President

COMERICA BANK CALIFORNIA

By	/s/ Fernando Loza

Name: Fernando Loza
Title: Assistant Vice President

UNION BANK OF CALIFORNIA, N.A.

By	/s/ Joseph M. Argabrite

Name: Joseph M. Argabrite
Title: Vice President

BANK OF THE WEST ( F/K/A UNITED CALIFORNIA BANK)

By

Name:
Title:

BANK ONE ARIZONA, NA

By

Name:
Title:

BANK ONE, NA

By

Name:
Title:

WELLS FARGO BANK, N.A.

By

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ DENETTE CORRALES

Name: Denette Corrales
Title: Vice President

BANK OF AMERICA, N.A.

By	/s/ JOAN L. D’AMICO

Name: Joan L. D’Amico
Title: Managing Director

FLEET NATIONAL BANK

By	/s/ AMY PEDEN

Name: Amy Peden
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION

By

Name:
Title:

FIRST SECURITY BANK, N.A.

By

Name:
Title:

SUNTRUST BANK, CENTRAL FLORIDA, N.A.

By

Name:
Title: